NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD 10:30 a.m., OCTOBER 27, 2011

To the Shareholders of Aura Systems, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Aura Systems, Inc. (the “Annual Meeting”) will be held on October 27, 2011, at 10:30 a.m., Pacific Time, at 1310 E. Grand Avenue, El Segundo, CA 90245, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.	to elect a Board of Directors of five members to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;
2.	to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000;
3.
to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of between 1 for 2 and 1 for 10, as determined by the Board of Directors, at any time prior to September 30, 2012;

4.	to amend the Aura Systems, Inc. 2006 Stock Option Plan to increase the number of shares of common stock issuable thereunder;
5.	to approve the Aura Systems, Inc. 2011 Director and Executive Officer Stock Option Plan; and
6.	to transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on September 14, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.  A list of the shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose reasonably related to the Annual Meeting during ordinary business hours in the office of the Secretary of the Company during the ten days prior to the Annual Meeting.

All shareholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend the meeting, we urge you to vote your shares as described in the enclosed materials (1) via the toll-free telephone number, (2) over the Internet, or (3) you may sign, date and mail the proxy card in the enclosed envelope.  The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.

Your vote is very important, and we appreciate you taking the time to review the proxy material and to vote.  We hope to see you at the meeting.

Cordially,

Melvin Gagerman
October 3, 2011                                                                Chairman of the Board

AURA SYSTEMS, INC.
1310 E. Grand Avenue
El Segundo, California 90245

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Aura Systems, Inc. (the “Company”, “Aura”, “we”, “us” or “our”) for the Annual Meeting of Shareholders to be held on October 27, 2011 (the “Annual Meeting”) and any postponements or adjournments thereof.  Any shareholder giving a proxy may revoke it before or at the meeting by providing a proxy bearing a later date or by attending the meeting and expressing a desire to vote in person.

All proxies will be voted as directed by the shareholder on the proxy card; and, if no choice is specified, they will be voted:

1.       “FOR” the Directors nominated by the Board of Directors;
2.       “FOR” the proposed amendment to our amended and restated Certificate of Incorporation increasing the number of authorized shares of common stock from 75,000,000  to  150,000,000;
3.       “FOR” the proposed amendment of our amended and restated Certificate of Incorporation to effect a reverse stock split at a ratio of between 1 for 2 and 1 for 10 at any time prior to September 30, 2012;
4.       “FOR” amending the Aura Systems, Inc. 2006 Stock Option Plan to increase the number of shares of common stock issuable thereunder;
5.       “FOR” approving the Aura Systems, Inc. 2011 Directors and Executive Officers Stock Option Plan; and
6.       at the discretion of the proxy holders, with regard to any other matter that is property presented at the Annual Meeting.

Your cooperation in promptly returning the enclosed proxy card will reduce our expenses and enable management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

Only shareholders of record at the close of business on September 14, 2011 (the “record date”), are entitled to receive notice of and to vote at the Annual Meeting.  On that date, we had outstanding 69,983,542 shares of common stock.  The shares of common stock vote as a single class.  Holders of shares of common stock on the record date are entitled to one vote for each share held.  The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business.

In accordance with Delaware law, abstentions and “broker nonvotes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum.  For purposes of determining approval of a matter presented at the Annual Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote “against” a matter presented at the meeting.  Broker nonvotes will be deemed not entitled to vote on the matter as to which the nonvote is indicated and will, therefore, have no legal effect on the vote on such matter.

This proxy statement and the accompanying Notice of Annual Meeting and form of proxy are being mailed or delivered to shareholders on or about October 3, 2011.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting.  The persons named as proxies will vote in favor of such adjournment or adjournments.

The cost of preparing, assembling, printing, and mailing the materials, the Notice and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by us.  We will request banks, brokers, dealers, and voting trustees or other nominees to forward solicitation materials to their customers who are beneficial owners of shares, and will reimburse them for the reasonable out-of-pocket expenses of such solicitations.  The original solicitation of proxies by mail may be supplemented by telephone, telegram, personal solicitation or other means by officers and other regular employees or agents of the Company, but no additional compensation will be paid to such individuals on account of such activities.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR SHARES AS DESCRIBED IN THE ENCLOSED MATERIALS (1) VIA THE TOLL-FREE TELEPHONE NUMBER, (2) OVER THE INTERNET, OR (3) YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE.  THE GIVING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors

Our By-Laws provide for a Board of no less than five Directors.  Consequently, at the Annual Meeting, five Directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified.  Proxies may not be voted for more than five persons.  We have nominated for election as Directors the five persons named below.  Each of these nominees has indicated that they are able and willing to serve as a Director.

Unless otherwise instructed, the proxy holders intend to vote the shares of common stock represented by the proxies in favor of the election of these nominees.  If for any reason any of these nominees will be unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other person or persons as the Board of Directors may recommend.  The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.  Directors are elected by a plurality of the votes cast.

The table below sets forth the names of the nominees, together with their ages, principal occupations, the offices they hold and the year in which each became a Director.

Name	Age	Title	Director Since
Melvin Gagerman	69	Chairman, Director, Chief Executive Officer, and Chief Financial Officer	2006
Arthur J. Schwartz, Ph.D.	63	Director, Chief Technical Officer	2006
James Marvin Simmons	62	Director, Chairman - Nominating Committee; member, Compensation Committee and Audit Committee (1)	new
Warren Breslow	68	Director, Chairman – Audit Committee; member, Nominating Committee and Compensation Committee	2006
Salvador Diaz-Verson, Jr.	56	Director, Chairman, Compensation Committee; member, Audit Committee and Nominating Committee	2006

(1) Assuming election of Mr. Simmons, the Board of Directors intends to appoint him to these offices following the Annual Meeting.

Business Experience of Directors and Nominees

Melvin Gagerman - Mr. Gagerman is a CPA and has been our Chief Executive Officer and Chief Financial Officer since we emerged from Chapter 11 proceedings on January 31, 2006.  As Chief Executive Officer Mr. Gagerman formulates policies, defines our values, directs the operations of the business and defines our corporate culture.  He is also responsible for overseeing our other executive officers.  Mr. Gagerman has many years of experience in performing these duties and a strong background in accounting and financing.  Prior to joining Aura Mr. Gagerman was the CEO of a number of companies including Surface Protection Industries and Applause.  Mr. Gagerman has also served as Managing Partner of Good, Gagerman & Berns, an accounting firm, National Audit Partner for Laventhol and Horwath and Audit Supervisor at Coopers and Lybrand.  As the Chairman of the Board, Mr. Gagerman’s background and experience provides the Board with a solid understanding of the business issues and financial planning and execution required by the business.

Arthur J. Schwartz, Ph.D. - Dr. Schwartz has a Ph.D. in Physics and has been Chief Technical Officer (“CTO”) and a director of the Company since it emerged from Chapter 11 proceedings on January 31, 2006.  He is one of the original founders of the Company and was a member of Aura’s executive management team from1987 until 2002 as Executive Vice President, CTO and director.  Dr. Schwartz has been involved in all technical aspects of the Company and his technical knowledge and experience in magnetics, electronics and controls have been instrumental in many of our past and present government programs.  From 2002 to 2006 Dr. Schwartz was a principal in the business-consulting firm Aries Group Ltd.  Prior to founding Aura; he worked at Hughes Aircraft

Company as a senior scientist.  Dr. Schwartz provides the Board with a clear understanding of the technical issues and challenges as well as an understanding of the technical merits of our IP.  In addition he is instrumental in helping the Board understand the research and development budgets necessary to achieve our technical objectives.

James Marvin Simmons - Mr. Simmons has a B.A degree in Economics and is the Chief Executive Officer and Chief Investment Officer of ICM Asset Management, Inc, which he founded in 1981 in Spokane, WA.  The firm offers investment management services for individuals, businesses, and foundations utilizing small and large cap equity investments as well as fixed income investments, with a particular emphasis on small capitalization companies.  Mr. Simmons is a Chartered Financial Analyst with approximately 40 years of experience in investing.  He has been a member of the board of directors of various for-profit and nonprofit companies.  He has also been the managing member of Koyah Partners, LLC, an investment partnership that emphasized venture investing in very small companies, both public and private.  Mr. Simmons knowledge and experience in finance provides the Board with an understanding of the principles of valuation and financial positioning as they apply to the Company.  In addition, his many years of investment experience provides us with a better understanding of operational performance and business transactions that provide added value to us and to our shareholders.

Warren Breslow - Mr. Breslow is a CPA and has been a director and Chairman of the Audit Committee since we emerged from Chapter 11 bankruptcy proceedings on January 31, 2006.  Mr. Breslow is the General Partner and Chief Financial Officer of Goldrich & Kest Industries (“G & K Industries”).  He joined G & K Industries in 1972 as controller and assumed his current position as General Partner and Chief Financial Officer in 1974.  As General Partner and Chief Financial Officer of G & K Industries, Mr. Breslow oversees the financial aspects of its construction activity, as well as its management operations and information systems center.  He is also past president and a lifetime member of the board of directors of the Stephen S. Wise Temple, and supports numerous charitable and civic organizations.  Prior to his association with G & K Industries, Mr. Breslow was a manager with the international accounting firm of Laventhol & Horwath.  We believe that Mr. Breslow’s extensive financial and accounting experience uniquely qualifies him for the position of Chairman of the Audit Committee.

Salvador Diaz-Verson, Jr. - Mr. Diaz-Verson is a director of the Company and has served in this capacity since June 2007.  He previously served as a director of the Company from 1997 to 2005.  Mr. Diaz-Verson is the founder, Chairman and President of Diaz-Verson Capital Investments, Inc., an investment adviser registered with the Securities and Exchange Commission, where he has served since 1991.  Mr. Diaz-Verson served as President and member of the board of directors of American Family Corporation (AFLCAC Inc.), from 1979 until 1991.  Mr. Diaz-Verson also served as Executive Vice President and Chief Investment Officer of American Family Life Assurance Company, a subsidiary of AFLAC Inc., from 1976 through 1991.  He is currently a director of the board of Miramar Securities, Clemente Capital Inc., Regions Bank of Georgia and The Philippine Strategic Investment Holding Limited.  Since 1992, Mr. Diaz-Verson has also been a member of the Board of Trustees of the Christopher Columbus Fellowship Foundation, appointed by President George H.W. Bush in 1992, and re-appointed by President Clinton in early 2000.  Mr. Diaz-Verson is a graduate of Florida State University.  Mr. Diaz-Verson has been selected to serve as a director in view of his lengthy experience in managing companies and his knowledge of capital investment.

Shareholder Communications with the Board of Directors/Attendance at Annual Meeting

A shareholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at our address.  The Secretary will forward shareholder communications to the appropriate director or directors for review.  Anyone who has a concern about the Company’s conduct or about our accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board of Directors at our address.

We encourage individual directors to attend the Annual Meeting.  All of our directors attended last year’s Annual Meeting.

Board of Directors Leadership Structure and Risk Oversight

Board Leadership Structure.  The positions of Chief Executive Officer and Chairman of the Board are both held by Mr. Melvin Gagerman.  The Board believes that the combined role of Chairman and Chief Executive

Officer is the most effective leadership structure for the Company and in the best interests of its shareholders.  It serves to promote strong and consistent leadership, allowing management to speak with a single voice and delineate primary responsibility for management of the Company.  The Board believes that Mr. Gagerman is best suited to serve as Chairman because, as Chief Executive Officer, he is most knowledgeable regarding the Company’s business, can best identify strategic priorities and opportunities, and thus lead discussion at the Board level to execute the Company’s strategy.  The Board also believes that the combined role of Chairman and Chief Executive Officer facilitates the flow of information between the Board and executive management.  In considering its leadership structure, the Board believes that the majority of independent directors serving on the Board appropriately balance the combined roles of Chairman and Chief Executive Officer.  The Board has not designated a lead independent director.

Board Risk Oversight.  Risk management is primarily the responsibility of our management.  However, the Board has responsibility for overseeing management’s identification and management of those risks.  The Board considers risks in making significant business decisions and as part of our overall business strategy.  The Board and its committees, as appropriate, discuss and receive periodic updates from senior management regarding significant risks to us in connection with the periodic review of our business plan and in the Board’s review of strategy and major transactions.

The Board’s committees also assist the Board in overseeing the management of risks within the areas delegated to that committee, which in turn report to the full Board, as appropriate.  The Audit Committee, which is comprised solely of independent directors, is responsible for risks relating to its review of our financial statements and financial reporting processes, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements, and reviewing related party transactions.  The Compensation Committee is responsible for monitoring risks associated with our compensation programs.  Each committee has full access to management.

Board of Directors and Committee Meetings

Our Board of Directors held 21 meetings during the year ended February 28, 2011.  Each Director whose term is expected to continue attended more than 75% of the Board meetings and committee meetings of which he was a member during fiscal 2011.

Director Independence

Our Board is comprised of a majority of independent directors under the listing standards of The Nasdaq Stock Market.  Assuming the election of our director-nominees, our independent directors will be Messrs. Diaz-Verson, Breslow and Simmons.

There are no family relationships among our executive officers and directors.

Board Committees

The Board maintains the following committees to assist it in discharging its oversight responsibilities.  The current membership of each committee is indicated in the table above which sets forth the names of the Directors.

• Audit Committee - The Audit Committee does not have a formal charter but is responsible primarily for overseeing the services performed by our independent registered public accounting firm, evaluating our accounting policies and system of internal controls, and reviewing our annual and quarterly reports before filing with the Securities and Exchange Commission.  During the 2011 fiscal year, Dr. Maurice Zeitlin was a member of the Audit Committee.  Assuming the election of our director-nominees, the members of the Audit Committee will be Mr. Warren Breslow, (Chairperson), Mr. James Simmons and Mr. Salvador Diaz-Verson.  Our Board has determined that all of the members of the Audit Committee will be “independent” under the listing standards of The Nasdaq Stock Market.  Our Board has also determined that Mr. Breslow is an “audit committee financial expert”.  The Audit Committee held 4 meetings during the 2011 fiscal year.

• Compensation Committee - The Compensation Committee does not have a formal charter however the committee reviews and recommends to the full Board the amounts and types of compensation to be paid to the Chairman and Chief Executive Officer; reviews and approves the amounts and types of compensation to be paid to our other executive officers and the non-employee directors; reviews and approves, on behalf of the Board, salary, bonus and equity guidelines for our other employees; and administers our 2006 Stock Option Plan.  During the 2011 fiscal year, Dr. Maurice Zeitlin was a member of the Compensation Committee.  Assuming the election of our director-nominees, the members of the Compensation Committee will be comprised of Mr. Diaz-Verson. (Chairperson), Mr. Breslow and Mr. Simmons.

• Nominating Committee - The Nominating Committee does not have formal charter but assists the Board in identifying qualified individuals to become directors, determines the composition of the Board and its committees, monitors the process to assess the Board’s effectiveness and helps develop and implement our corporate governance guidelines.  The Nominating Committee also considers nominees proposed by shareholders.  A shareholder’s proposal must follow the following procedures; (i) the shareholder must have no less than 5% holdings of the common shares of the Company,(ii) the shareholder must communicate in writing with any of the Nominating Committee members no less than 60 days prior to the end of the fiscal year his desire to nominate a candidate to the Board of Directors for the next fiscal year, (iii) no less than 30 days prior to the end of the fiscal year, the shareholder must provide a written resume and qualifications of the proposed nominee.  The resume should include as a minimum, education, business, investments or technical experience, and experience dealing with small public companies, (iv) the Committee may request an interview with the nominee to take place no less than 10 days before the end of the fiscal year.  The Committee will then evaluate the nomine, and present its recommendation to the Board of Directors no later than the day after the end of the fiscal year.  Once a decision is made, the shareholder will be notified in writing as to the Board’s decision in regard to the nominee. The Nominating Committee is committed to actively seeking out highly qualified individuals to include in the pool from which Board nominees are chosen.  The Nominating Committee has recommended to the Board the nomination of Mr. James Simmons, a long time shareholder of the Company, to be added to the Board of Directors.  The Nominating Committee considered Mr. Simmons considerable experience in valuation of small public and private companies, his extensive knowledge of the financial markets and how they operate as well as his experience in capital structure and formation.  During the 2011 fiscal year, Dr. Maurice Zeitlin was a member of the Nominating Committee.  Assuming the election of our director-nominees, the members of the Nominating Committee will be Mr. Simmons (Chairperson), Mr. Breslow and Mr. Diaz-Verson.

Principal Accounting Fees

The following table sets forth the aggregate fees billed to us by Kabani & Co. for the years ended February 28, 2011, and February 28, 2010:

	Year Ended February 28,
	2011	2010
Audit Fees(1)	$82,500	$82,500
Audit-related fees(2)	-	-
Tax fees(3)	-	-
All other fees	-	-

Total	$82,500	$82,500

(1)
Included fees for professional services rendered for the audit of our annual financial statements and review of our annual report on Form 10-K and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of the years ended February 28, 2011 and
February 28, 2010.

(2)	Includes fees for professional services rendered in connection with our evaluation of internal controls.
(3)	Includes fees for professional services rendered in connection with the preparation of our income tax returns.

We have retained Kabani & Co. to continue to provide professional services to us during the current fiscal year.  A representative of Kabani & Co will attend the shareholders meeting and will be available to answer questions or comments from any shareholder of record at the meeting.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors.  These services may include audit services, audit-related services, tax and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal 2011 and 2010 all services provided by Kabani & Co. were pre-approved by the Audit Committee in accordance with this policy.

Audit Committee Report

The Audit Committee has, in the course of its duties, reviewed and discussed with management the audited financial statements, and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards  No. 61.  The Audit Committee has also received the appropriate auditors disclosures regarding the auditors’ independence as required by Independence Standards Board Standard No. 1 and discussed with them its independence.  Based on the foregoing, the Audit Committee, as it was constituted on June 14, 2011, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2011.

Audit Committee Members
Warren Breslow (Chairman) and Salvador Diaz-Verson.

Non-Employee Director Compensation

The following table summarizes all compensation paid to directors other than named executive officers during fiscal 2011.  The compensation paid to Messrs. Gagerman and Schwartz are presented below under “Executive Compensation.”

FISCAL YEAR-END FEBRUARY 28, 2011 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Maurice Zeitlin (3)	-	-	23,911	-	-	23,911
Warren Breslow (4)	-	-	23,911	-	-	23,911
Salvador Diaz-Verson, Jr. (5)	-	-	23,911	-	-	23,911
_________________________

(1) Reflects the fair market value amount at the date of grant using the assumptions set forth in Note 10 to the financial statements included in the Annual Report on Form 10-K, which accompanies this Proxy Statement.
(2) In fiscal 2011 Messrs. Zeitlin, Diaz-Verson and Breslow were each granted Director Warrants (options) to acquire 50,000 shares of our common stock at an exercise price of $0.75 per share.  In fiscal 2010 Messrs. Zeitlin and Diaz-Verson were each granted Director Warrants(options) to acquire 300,000 shares of our common stock at an exercise price of $1.50 per share, and Mr. Breslow was granted Director Warrants(options) to acquire 1,300,000 shares of our common stock at an exercise price of $1.50 per share, being not less than the fair market value on the date of grant, which options vested immediately and expire in June 2014.  In fiscal 2008 Messrs. Zeitlin, Breslow and Diaz-Verson were each granted Director Warrants (options) to acquire 25,000 shares of our common stock at an exercise price of $2.50 per share, being not less than the fair market value of our common stock on the date of grant, which options vest at a rate of 25% every six months and expire in October 2012.
(3) The director had 375,000 options outstanding as of February 28, 2011.
(4) The director had 1,675,000 options outstanding as of February 28, 2011.
(5) The director had 375,000 options outstanding as of February 28, 2011.

Our Board of Directors may, at its discretion, compensate Directors for attending Board and committee meetings and reimburse the Directors for out-of-pocket expenses incurred in connection with attending such meetings.  Our Directors are also eligible to receive stock option grants under our 2006 Stock Option Plan and Director Warrants authorized under our Chapter 11 Plan of Reorganization.  There is no payment due to any Director other then Mr. Gagerman (see the discussion of his employment agreement under the section entitled “Executive Compensation”) at a change in control event, nor are there any payments to Directors upon their resignation or retirement.

Executive Officers

The following sets forth certain information regarding executive officers of the Company.  Information pertaining to Messrs. Gagerman and Schwartz, who are both directors and executive officers of the Company, may be found in the section entitled “Directors.”

Name                                          Age                         Title

Yedidia Cohen                                  55                         Vice President of Engineering

Yedidia Cohen – Mr. Cohen has been employed by us since July, 2001, developing numerous magnetic applications, and has been our Vice President of Engineering since May, 2006.  Prior to being appointed Vice President of Engineering he was the lead engineer on the AuraGen mechanical tasks.  Mr. Cohen has extensive experience in designing and building highly reliable and durable weapons systems.  He spent much of his professional carrier at Raphael, a weapons development and testing facility for the Israeli Army.  In addition to his experience in weapons systems, Mr. Cohen worked for Electric Power Corporation in Haifa, Israel, where he specialized in the conceptual design of power generation plane, thermodynamic calculations, design of boilers, pressure vessels and heat exchangers.  In addition to his engineering skills Mr. Cohen has experience in building and managing teams of engineers working on complex tasks.  Mr. Cohen has an M.S.E.E degree in Mechanical Engineering from the Technion in Haifa, Israel.

EXECUTIVE COMPENSATION

Executive Compensation Policy and Objectives

Our policy in compensating executive officers, including the executive officers named in the Summary Compensation Table appearing below (the “named executive officers”), is to establish methods and levels of compensation that will

•           attract and retain highly qualified personnel, and
•           provide meaningful incentives to promote profitability and growth and reward superior performance.

To achieve these policies we follow the basic principles that annual compensation should be competitive with similar companies and long term compensation should generally be linked to the Company’s return to shareholders.

We also believe that compensation for individual executives should be aligned to the performance of areas of the business over which the executive has the most control.

Executive compensation policies are implemented through a combination of annual and long-term methods of compensation.  Compensation for the named executive officers includes

•           base salary,
•           eligibility to receive annual cash bonuses, and
•           stock-based compensation in the form of stock options.

These primary components are available for flexible use by our company in a manner that will effectively implement our stated objectives with respect to compensation arrangements for each of the executive officers.  Each of these components is discussed in more detail below.  When setting the compensation arrangements for each executive officer, the Compensation Committee considers these components individually, as well as on an aggregate (total compensation) basis.  There is no pre-determined relationship between base salary of our executives and any of the other principal components of compensation.  Each element of compensation is considered both individually and in terms of total overall compensation.

Primary Components of Executive Compensation.

Base Salary

The base salaries of our executive officers are set by the Compensation Committee after consideration of a number of factors, including the executive’s position, level of responsibility, tenure and performance.  The Compensation Committee also considers the compensation levels of executives in comparable companies, along with the executive compensation recommendations made by our Chief Executive Officer.  In addition, the Compensation Committee evaluates whether the base salary levels of our executives are appropriate relative to our size and financial performance compared with the other companies reviewed.  Relying primarily on these factors, the Compensation Committee sets the base salaries of our executive officers at levels designed to meet its objective of attracting and retaining highly qualified individuals.  The Compensation Committee also believes that the continuity of leadership derived from the retention of well-qualified executive officers is in the best interests of our shareholders.  The base salaries of our executive officers are not set at any specific level as compared to the compensation levels of companies reviewed and the Compensation Committee does not assign relative weights or importance to any specific measure of the company’s financial performance.

Performance Bonuses

We consider the use of performance bonuses from time to time where appropriate, to motivate participants to achieve company growth and enhance shareholder value.  Performance bonuses permit our executives to receive a cash bonus that is tied to the Company’s performance and achievement of measures relating to an individual’s own performance during a specified fiscal year.  The types of measures and relative weight of those measures used in determining incentive awards are tailored to the named executive officer’s position and responsibilities.  There were no performance bonuses made to the named executive officers during the fiscal year ended February 28, 2011.

Long-Term Equity Based Compensation Awards

To date we have had limited cash flow from operations.  As a result, we have placed special emphasis on equity-based compensation, in the form of options and warrants, to preserve our cash for operations.  Long-term equity based compensation awards are granted to our executive officers pursuant to our 2006 Stock Option Plan.  The Compensation Committee believes that long-term equity based compensation awards are an effective incentive for senior management to increase the long-term value of our common stock as well as aiding the Company in attracting and retaining senior management.  These objectives are accomplished by making awards under the plan, thereby providing senior management with a proprietary interest in our continued growth and performance and more closely aligning their interests with those of our shareholders.  In addition, because options may sometimes terminate when an executive leaves the Company, we believe that options are a useful incentive in promoting the retention of executives.

2006 Stock Option Plan

In September, 2006, our Board of Directors adopted the Aura Systems, Inc. 2006 Stock Option Plan, subject to shareholder approval, which was obtained at a special shareholders meeting.  Under the Plan, we may grant options for up to the greater of 3,000,000 shares or 10% of the number of shares of our common stock from time to time outstanding.  The exercise price of each option must be at least equal to the fair market value of such shares on the date of grant.  The term of the options may not be greater than ten years, and they typically vest over a three year period.

During the fiscal year ended February 28, 2011, the Board of Directors determined that, in order to provide incentives to its employees, it was in the best interests of the Company to re-price the outstanding employee options that had been granted.  Accordingly, the outstanding options were re-priced to an exercise price of $0.75 with all other terms remaining the same.

Also during the year ended February 28, 2011, the Company granted 424,000 options to certain employees. These options vest over three years, have an exercise price of $1.50, and have a five-year life. In December 2010, these options were re-priced to $0.75.

Other Benefits

We provide all eligible employees, including executive officers, with certain benefits, including health and dental coverage, Company-paid term life insurance coverage, disability insurance, 401(k) plan, paid time off and paid holiday programs.  Other perquisites and personal benefits, such as automobile allowances and country club dues, are considered on a case-by-case basis.  Executive perquisites and benefits are provided to ensure overall compensation for named executive officers is adequate.

Our executive officers are eligible to participate in our 401(k) plan, and we do not presently maintain any other deferred compensation or retirement plans.

We provide the foregoing benefit programs to provide executive officers with benefits that are competitive with those in the marketplace without incurring substantial cost to the Company.

2010 and 2011 Executive Compensation

The following table summarizes all compensation earned for the fiscal years ended February 28, 2011 and 2010, to the individual who served as our Chief Executive Officer during fiscal 2011, and the two other most highly compensated executive officers who were serving in such capacity as of February 28, 2011 (the “named executive officers”).  No other executive officer earned compensation in excess of $100,000 in fiscal 2011.

2011 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)

Melvin Gagerman (1)	2011	360,000	23,911	-	27,118(4)	411,029
Chief Executive Officer, Chief Financial Officer	2010	360,000	1,047,679	-	26,781(4)	1,434,460
Arthur J. Schwartz	2011	180,000	23,911	-	1,108(5)	205,019
Chief Technical Officer	2010	180,000	559,457	-	2,326(5)	741,783
Donald Macleod	2011	300,000	110,064	-	-	410,064
President(3)	2010	248,000	64,203	-	-	312,203

(1)	Mr. Gagerman was elected Chairman and Chief Financial Officer effective February 1, 2006.
(2)
Reflects the fair market value amount at the date of grant using the assumptions set forth in Note 10 to the financial statements included in the Annual Report on Form 10-K which accompanies this Proxy Statement.

(3)	Mr. Macleod was appointed president in April 2009, with a base salary of $25,000 per month. He resigned as President effective August 5, 2011.
(4)	Represents automobile and country club dues allowances, the cost of life insurance premiums, and medical expense reimbursements.
(5)	Represents Company matching contributions to the 401(k) plan.

No bonuses or stock awards were granted to the above individuals for the 2011 or 2010 fiscal years.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table summarizes certain information regarding the number and value of all options to purchase our common stock held by the individuals named in the Summary Compensation Table at February 28, 2011.  No stock awards or equity incentive plan awards were issued or outstanding during fiscal 2011.

2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Un-exercisable

Melvin Gagerman	1,400,000	0	--	$0.75	6/18/14
Don Macleod(a)	211,111	188,889	--	$0.75	8/5/12(a)
Arthur J. Schwartz	900,000	0	--	$0.75	6/18/14
Arthur J. Schwartz(b)	-	200,000	-	$0.75	12/15/15
Yedidia Cohen	400,000	0	--	$0.75	6/18/14

(a)	Mr. Macleod’s options vested ratably over a three year period from the date of grant. The options that were vested on the date of Mr. Macleod’s resignation will expire on August 5, 2012.
(b)	Mr. Schwartz’ options vest six months from date of grant.

Option Exercises and Stock Vesting During 2011

No stock options were exercised during fiscal 2011 by the individuals named in the Summary Compensation Table.  No stock awards were issued or outstanding during fiscal 2011.

Employment Contracts, Termination of Employment Contracts and Change in Control Arrangements

Gagerman Employment Agreement

Effective November 1, 2006, we entered into a written employment agreement with Melvin Gagerman (the “Gagerman Agreement”) regarding the terms and conditions of his employment as Chief Executive Officer.  The Gagerman Agreement originally was in effect through February 28, 2010, and, commencing March 1, 2007, is automatically extended by an additional year at the beginning of each fiscal year unless we give prior notice of our intent not to extend the agreement.  Accordingly, the Gagerman Agreement is currently in effect until February 28, 2014.  The agreement may be terminated before its stated expiration by either of the parties under specified terms and conditions.  Following are the material terms of the Gagerman Agreement.

Base Salary and Annual Bonus

Mr. Gagerman is entitled to a base salary of $360,000 per year.  The Gagerman Agreement also provides for an annual bonus to be approved by the Board of Directors of up to $100,000 based on objective and subjective milestones and, in the case of the 2007 fiscal year, provided the Company has the available cash, and an additional annual bonus at the discretion of the Board of Directors of up to $100,000 for achievements in excess of expected milestones.  The initial qualitative milestones and their quantitative relative weight were specified in the Gagerman Agreement for fiscal 2007, fiscal 2008 and fiscal 2009, and relate to achievement of specified business, financial and organizational performance goals.  The Company may change both the qualitative goals and relative weight of the goals by giving notice to Mr. Gagerman prior to the fiscal quarter that the change will take effect.  In addition, we retain the discretion under the Gagerman Agreement to pay an annual bonus regardless of whether the stated milestones are achieved.  Bonuses are payable within 45 days after the end of the applicable fiscal year.

Stock Options

The Gagerman Agreement provides the Mr. Gagerman will receive options to purchase 300,000 shares of common stock at an exercise price of $2.00 per share, of which 50,000 options are designated for tax purposes as “incentive stock options” and the remaining options are non-qualified options.  The Gagerman Agreement originally provided for an option term of three years, which was subsequently extended to five years.  The options vest at the rate of 25,000 per month.  Unvested options vest if the Gagerman Agreement is terminated by either party under specified circumstances.  All of these options vested as of November 2007.  In addition to the 300,000 options granted under the Gagerman Agreement, Mr. Gagerman has been granted an additional 700,000 options and warrants and remains eligible for future equity compensation awards.  In June of 2009, all outstanding options granted to Mr. Gagerman were cancelled with his agreement, and 1,400,000 new five year options exercisable at $1.50 were granted.  As the table above indicates, the right to purchase all 1,400,000 shares of common stock is vested.

Life Insurance, Dues and Car Allowance

The Gagerman Agreement requires us to pay life insurance premiums on Mr. Gagerman’s private life insurance policy, up to $7,500 per year.  Mr. Gagerman is also entitled to receive $2,000 per month as an automobile allowance and reimbursement of a country club initiation fee of up to $8,000, which was a one-time fee that was paid in 2007.

Medical Benefits

In addition to health and dental insurance generally available to all of our employees, Mr. Gagerman is also entitled to receive reimbursement of up to $15,000 per year for all non-covered medical and dental expenses for himself and his spouse, including deductibles and co-payments.  His agreement also entitles him to reimbursement for the cost of long term care insurance.

Early Termination of Agreement

The Gagerman Agreement provides that either party may terminate the agreement prior to its stated term upon occurrence of the following events:

•
Death or Permanent Disability – The agreement automatically terminates upon Mr. Gagerman’s death or disability (as determined under our Long-Term Disability Plan, which provides for a benefit of 50% of his monthly salary to a maximum of $6,000 per month).

•	By the Company For Cause - We may terminate the agreement for “cause”. The agreement defines “cause” to include:

•	a breach by Mr. Gagerman of his obligations not to compete with us during the term of his employment;
•	a breach by Mr. Gagerman of his obligation to maintain confidential information;
•	commission of an act of fraud, embezzlement or dishonesty which is injurious to us;
•	intentional misconduct which is detrimental to our business or reputation.

•
By the Company for Non-Performance – We may terminate the agreement upon 120 days prior notice in the event of “non-performance” by Mr. Gagerman.  The agreement defines “non-performance” to mean a determination by not less than 75% of the members of our Board of Directors that Mr. Gagerman is not performing his duties as Chief Executive Officer and the continuation of the non-performance for 15 days after receiving notice of the Board’s determination.

•	By The Company Without Cause or Non-Performance – We may terminate the agreement upon not less than 12 months notice, without regard to Mr. Gagerman’s performance.

•           By Mr. Gagerman For Cause – Mr. Gagerman may terminate the agreement for “cause” upon not less than 45 days notice.  The agreement defines “cause” to include:

•      a change in his job responsibilities resulting from a demotion;
•      his removal as a member of the Board of Directors.

•	By Mr. Gagerman Without Cause – Mr. Gagerman may terminate the agreement upon not less than 120 days notice without regard to whether we are meeting our obligation under the agreement.

•
By Mr. Gagerman Upon a Change of Control -  Mr. Gagerman may terminate the agreement upon not less than 30 days notice at any time following a “change in control.”  The agreement defines change of control to mean:

•	the acquisition by a new investor of more than 50% of our common stock, or
•	the change of a majority of our Board members either by an individual or by one or more groups acting together.

Severance Benefits Upon Termination

Base Salary and Bonus.  Upon the termination of Mr. Gagerman’s employment as Chief Executive Officer, he is entitled to receive accrued salary and unpaid bonus payments (if any) through the effective date of his termination.

Employee Benefits.  All employee benefits, including life insurance premiums and automobile and dues allowances, cease to accrue as of the date of termination.

Stock Options – Upon the termination of Mr. Gagerman’s employment as Chief Executive Officer the vested options and warrants remain exercisable in accordance with their terms.  If the termination is

•	a result of a “change in control”; or
•	other than for “cause” or “non-performance”

the unvested options will become fully exercisable upon termination.  All of these options were fully vested as of November 2007.

Lump Sum Severance Payment -  Under the terms of the agreement Mr. Gagerman is entitled to a lump sum severance payment within 45 days of termination equal to the greater of one year’s base salary ($360,000), or the unpaid balance of the base salary which would have been payable if Mr. Gagerman remained employed through the stated term of employment in effect immediately prior to the termination if:

•	termination is a result of a “change in control”;
•	Mr. Gagerman terminates the agreement for “cause”; or
•	we terminate the agreement other than for “cause” or “non-performance.”

Each of these events is referred to as a “severance payment event.”

Potential Payments to the Named Executive Officers Upon Termination or Change in Control

Other than the benefits provided for in the Gagerman Employment Agreement, which are described above, none of the named executive officers are entitled to any payments or benefits upon termination, whether by change in control or otherwise, other than benefits available generally to all employees.

Upon the occurrence of a severance payment event for Mr. Gagerman, assuming he were terminated as of February 28, 2011, he would have been entitled to a severance payment of $1,080,000, payable within 45 days of the date of his termination.  Subsequent to year-end, as of August 31, 2011, Mr. Gagerman converted all of his unpaid salary and bonuses into equity therefore, upon the occurrence of a severance payment event, he would be entitled to receive a severance payment of $360,000 plus any accrued and unpaid past due salary, vacation, etc. rather than the sum of $1,080,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to the extent of our knowledge, certain information regarding our common stock owned as of the record date (i) by each person who is known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) by each of our Directors and the named executive officers in the Summary Compensation Table, and (iii) by all Directors and executive officers as a group.  Each of the individuals named in the table below has agreed not to exercise a portion, or all, of the options and warrants reported as beneficially owned unless Proposal No. 2, increasing our authorized shares of common stock, is approved by the shareholders.

Beneficial Ownership Table

Beneficial Owner	Number of Shares of Common Stock	Percent of Common Stock (1)
Directors and Named Executive Officers
Melvin Gagerman (2)	6,724,273	8.8%
Arthur Schwartz (3)	3,038,176	4.2%
Maurice Zeitlin (4)	2,178,760	3.1%
Warren Breslow (5)	5,925,878	7.9%
Salvador Diaz-Verson, Jr. (6)	690,934	1.0%
Donald Macleod (7)	721,092	1.0%
All current executive officers and Directors as a group (six)	19,143,576	23.0%

5% Shareholders
Harry Kurtzman (8)	8,285,955	11.5%
______________________________________________________

* Less than 1% of outstanding shares.

(1) Beneficial ownership is determined in accordance with rules of the U.S. Securities and Exchange Commission.  The calculation of the percentage of beneficial ownership is based upon 69,983,542 shares of common stock outstanding on the record date.  In computing the number of shares beneficially owned by any shareholder and the percentage ownership of such shareholder, shares of common stock which may be acquired by such shareholder upon exercise or conversion of warrants or options which are currently exercisable or exercisable within 60 days of the record date, are deemed to be exercised and outstanding.  Such shares, however, are not deemed outstanding for purposes of computing the beneficial ownership percentage of any other person.  Shares issuable upon exercise of warrants and options which are subject to shareholder approval are not deemed outstanding for purposes of determining beneficial ownership.  Except as indicated by footnote, to our knowledge, the persons named in the table above have the sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2) Includes 4,602,730 warrants and options exercisable within 60 days of the record date.
(3) Includes 1,920,749 warrants and options exercisable within 60 days of the record date.
(4) Includes 1,113,692 warrants and options exercisable within 60 days of the record date.
(5) Includes 4,561,813 warrants and options exercisable within 60 days of the record date.
(6) Includes 623,489 warrants and options exercisable within 60 days of the record date.
(7) Includes 452,521 warrants and options exercisable within 60 days of the record date.  Mr. Macleod resigned as President effective August 5, 2011.
(8) Includes 6,430,054 options exercisable within 60 days of the record date.

The mailing address for the officers and directors is c/o Aura Systems, Inc., 1310 E. Grand Ave., El Segundo, CA 90245.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and beneficial owners of more than ten percent of the common stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the common stock.  Based solely upon a review of Forms 3, 4 and 5 furnished to the Company covering its 2011 fiscal year filed under Section 16(a) of the Securities Exchange Act of

1934, the following officers and directors failed to timely comply with the reporting requirements under Section 16(a) for the 2011 fiscal year.

During the year ended February 28, 2011, Warren Breslow, a Director, was granted options to purchase 50,000 shares of common stock for which he failed to file a Form 4, Maurice Zeitlin, a Director, was granted options to purchase 50,000 shares of common stock for which he failed to file a Form 4, Salvador Diaz-Verson, a Director, was granted options to purchase 50,000 shares of common stock for which he failed to file a Form 4, Melvin Gagerman, a Director and our Chief Executive Officer, was granted options to purchase 50,000 shares of common stock for which he failed to file a Form 4, and Arthur Schwartz, a Director, was granted 250,000 options for which he failed to file a Form 4.

RELATED PARTY TRANSACTIONS

The following describes all transactions since March 1, 2009 and all proposed transactions in which we are, or we will be, a participant and the amount involved exceeds an amount that is the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

Mr. Breslow, a Director and one of our founders, routinely makes temporary advances to us.  Currently, we owe to Mr. Breslow $9,975,000 in principal and $1,642,068 in interest.  During the period from March 1, 2009 to the present, the highest outstanding amount of principal we owed to Mr. Breslow was $9,975,000.  Interest on the advances accrues at a rate of 10% per annum.  A payment of $200,000 was made to Mr. Breslow on November 22, 2010.  Of this amount, $200,000 was applied to the principal amount and $0 was applied to interest.

On March 12, 2010, Mr. Gagerman, our Chief Executive Officer, loaned us $360,000, with interest at the rate of 10%, convertible into shares of our common stock at $0.75 per share.  In May 2011, he converted the entire principal amount and all accrued interest totaling $45,496.47 into 540,661 shares of our common stock.

On June 18, 2009, Dr. Macleod, our former President, loaned us $50,000 with an interest rate of 10%, for a period of 180 days, convertible into shares of our common stock at $0.75 per share.  In August 2011, Dr. Macleod converted the principal amount and all accrued interest totaling $11,331.37 into 81,775 shares of our common stock.

Dr. Macleod was appointed as President, effective April 27, 2009. Pursuant to a two-year employment agreement between the Company and Dr. Macleod, dated April 20, 2009, Dr. Macleod was entitled to (1) an annual salary of $300,000; (2) an option to purchase up to 400,000 shares of our common stock at a price of $1.50 per share, including a provision for cashless exercise of the options; (3) relocation and recruiting expense reimbursement and; (4) participation in all benefit and bonus programs established by the Company for its executive officers.  The stock options granted to Dr. Macleod under his employment agreement vested monthly over a three-year period with 1/36th of the shares vesting monthly until all shares were vested, and provided for earlier vesting under certain circumstances, including upon termination by the Company of Dr. Macleod’s employment other than for cause or by Dr. Macleod without good reason.  The stock options had a term of up to five years, subject to earlier termination in the event of the termination of his employment prior to the expiration of the options.  Dr. Macleod resigned his position on August 5, 2011.  On that date, the expiration date of Mr. Macleod’s vested options was extended to August 5, 2012 and the options that were not yet vested expired.

Review and Approval of Related Party Transactions

Our Audit Committee is responsible for the review and approval of all related party transactions.  This procedure has been established by our Board of Directors in order to serve the interests of our shareholders.  Related party transactions are reviewed and approved by the Audit Committee on a case-by-case basis.  Under existing, unwritten policy no related party transaction can be approved by the Audit Committee unless it is first determined that the terms of such transaction is on terms no less favorable to us than could be obtained from an unaffiliated third party on an arms-length basis and is otherwise in our best interest.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated Messrs. Gagerman, Simmons, Breslow, Schwartz and Diaz-Verson to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.  At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the five nominees named in this Proxy Statement.  Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s five nominees.  If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy.

Vote Required

Directors are elected by a plurality of votes, meaning that the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Recommendation of the Board

The Board recommends that shareholders vote “FOR” the election of Messrs. Gagerman, Simmons, Breslow, Diaz-Verson and Dr. Schwartz.

PROPOSAL NO. 2

PROPOSED AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Board of Directors adopted resolutions effective as of September 14, 2011, approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, $.0001 par value per share, authorized for issuance from 75,000,000 to 150,000,000 (the “Authorized Shares Amendment”), and directing that the Authorized Shares Amendment be presented to the shareholders for approval at the 2011 Annual Meeting of Shareholders.  The Authorized Shares Amendment is attached to this Proxy Statement as Appendix “A”.  If the Authorized Shares Amendment is approved, we will have 80,016,458 shares of common stock available to issue as compared to 5,016,458 shares of common stock which is currently available.

Purpose of the Amendment

Our corporate charter currently authorizes our Board of Directors to issue up to 75,000,000 shares of common stock.  As of August 31, 2011, the Company had 69,983,542 shares of common stock outstanding and 32,372,994 shares reserved for issuance under outstanding options and warrants.  Holders of options or warrants for the purchase of a total of 28,587,548 shares of our common stock have agreed that they will not exercise these securities unless Proposal No. 2 is approved by our shareholders.

We have raised the funds necessary to continue our operations by selling our securities.  In order to save cash resources, we have also made agreements with some of our executive officers and others to accept our securities in lieu of cash payments and with some of our vendors to accept our securities in lieu of cash.  We also wish to reward certain of our employees for exceptional services and, in order to save cash, we have issued common stock or options for the purchase of common stock to them.

Aside from using the additional authorized shares to permit all the holders of our options or warrants to exercise them if they so chose, the increase in authorized shares will provide the Company with greater flexibility with respect to its capital structure and will be available for a number of purposes, including equity financings for working capital and capital expenditures, to fund future expansion, equipment purchases, and production tooling as well as for potential acquisitions and joint ventures.  The additional authorized shares may also be used as compensation in the event that the Company expands its Board of Directors or adds technical and management staff.

Management believes that it is important that the Company have the flexibility to issue additional shares without further authorization from the shareholders.  If the shareholders approve the Authorized Shares Amendment, the Company does not intend to seek further authorization from the shareholders prior to any issuances of common stock, except as may be required by law, the Company’s Bylaws or applicable rules of any stock exchange.

Anti-takeover Effect of Amendment

The increase in our authorized common stock could make any attempt to gain control of our company more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management.  Please see the more detailed discussion below entitled “Effect of the Proposal/Advantages and Disadvantages”.

The Authorized Shares Amendment was not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise.  Neither our Amended and Restated Certificate of Incorporation nor our Bylaws contain provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

Effect of the Proposal/Advantages and Disadvantages

In the future it is possible that we may wish to raise equity capital, acquire other businesses that are compatible with our business or enter into a joint venture, strategic partnership or other types of working relationships with one or more service providers in our industry.  Any of these types of transactions may include the issuance of securities, including common stock, warrants or convertible promissory notes.  Subject to the provisions of our Bylaws, we want to be able to enter into financing transactions, acquisition transactions or other working relationships when and as we deem it advantageous.  If adequate shares of our common stock are not available when an opportunity presents itself, we may lose the opportunity.  If the Authorized Shares Amendment is not approved, our Board of Directors would be required to obtain approval for each proposed issuance from our shareholders before the securities could be issued.  This would impede the ability of our Board of Directors to act quickly to consummate transactions requiring the issuance of our securities and would greatly increase our costs of doing business.  Furthermore, if the holders of our options and warrants wanted to exercise them, they are not able to do so.  Until we increase our authorized common stock, this will deprive us of the capital that could be raised from the exercise of the options and warrants.

On the other hand, the additional authorized and unissued shares of common stock may be issued by the Board of Directors to make any attempt to gain control of our company more difficult, costly or time consuming or to make it more difficult to remove management, even if it were in the best interests of the shareholders.  Shares of common stock could be issued by our Board of Directors to dilute the percentage of common stock owned by a significant shareholder or a group of significant shareholders, thereby making it difficult or impossible for them to influence the outcome of shareholder voting.  Issuing additional shares of common stock could also increase the costs associated with, or the number of voting shares necessary for, removing management or meeting the voting requirements imposed by Delaware law with respect to a merger, tender offer or proxy contest.  Our Board of Directors currently has no intention to issue shares of our common stock for any of these purposes.

Finally, the issuance of the newly authorized shares of common stock will dilute the percentage ownership of our current shareholders.

Limitations on the Adoption of the Authorized Shares Amendment

Our common stock is traded on the OTC Bulletin Board, which is a quotation service, not an exchange.  The OTC Bulletin Board does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict voting nor does it have requirements calling for a shareholder vote on issuances of additional shares.

Amendment to Certificate of Incorporation

If approved, Article “Fourth” of the Company’s Amended and Restated Certificate of Incorporation would be amended and restated as follows:

Fourth: The total number of shares of stock which the Corporation is authorized to issue is One Hundred Fifty Million (150,000,000) shares of common stock with a par value of $0.0001 per share.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock on the record date, voting in person or represented by proxy, is required for approval of the Authorized Shares Amendment.

Recommendation of the Board

The Board of Directors of the Company recommends that the Shareholders vote “FOR” the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF
OUR COMMON STOCK AT A RATIO OF BETWEEN 1 FOR 2 AND 1 FOR 10
AT ANY TIME PRIOR TO SEPTEMBER 30, 2012

Our Board of Directors is submitting for shareholder approval an amendment (the “Reverse Stock Split Amendment”) to our Amended and Restated Certificate of Incorporation which will allow our Board of Directors the discretionary authority to effect a reverse split of our common stock in a ratio of between 1 for 2 and 1 for 10 in the event of either:

1.	An offering of our securities for no less than $15 million; or
2.      Submission of an application for a listing of our common stock on The Nasdaq Stock Market or other national securities exchange.

The Reverse Split Amendment is attached to this Proxy Statement as Appendix “B”.  Under the terms of the proposal, if the Reverse Stock Split Amendment is not filed with the Delaware Secretary of State and effective by September 30, 2012, the authority of the Board of Directors to file the Reverse Stock Split Amendment will expire.  Under the proposed amendment the total number of authorized shares would remain the same (currently 75,000,000, and 150,000,000 if Proposal No. 2 to increase the number of authorized shares is approved), which means that a reverse stock split would result in an increased number of authorized but unissued shares of our common stock, whether or not Proposal No. 2 is approved.  Pursuant to the law of our state of incorporation, Delaware, in order to effect a reverse split of our common stock, our Board of Directors must first adopt an amendment to our Amended and Restated Certificate of Incorporation and submit the amendment to our shareholders for their approval.

Our Board of Directors, in its discretion, may elect to effect any one (but not more than one) of the reverse split ratios between 1 for 2 and 1 for 10 upon receipt of shareholder approval, or none of them if our Board of Directors determines in its discretion not to proceed with the reverse stock split following shareholder approval.  We believe that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for the Company and its shareholders.  In determining whether to implement the reverse stock split and which of the reverse stock split ratios to implement, if any, following the receipt of shareholder approval, our Board of Directors may consider, among other things, factors such as:

•           the historical and the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•           our ability to list our common stock on a national securities exchange; and

•           prevailing general market and economic conditions.

To avoid the existence of fractional shares of our common stock, fractional shares which would otherwise result from the reverse stock split will be rounded up to the nearest whole share in lieu of such fractional shares.

At the close of business on August 31, 2011, we had 69,983,542 shares of common stock issued and outstanding.  The actual number of shares outstanding after giving effect to the reverse stock split will depend on the reverse split ratio that is ultimately selected by our Board of Directors.  We do not expect the reverse stock split itself to have any economic effect on our shareholders or option holders or warrant holders.

Reasons for the Reverse Stock Split Proposal

Our Board of Directors is seeking shareholder approval of the authorization to effect the reverse split of our common stock under the following two conditions

1.	The occurrence of a secondary offering of no less than $15 million; or
2.      Submission of an application for a listing on The Nasdaq Stock Market or other national securities exchange.

with the primary intent of increasing the price of our common stock to a level which may make our common stock more attractive to a broader range of institutional and other investors and meet minimum stock price requirements of a national securities exchange, such as The Nasdaq Stock Market.  Our common stock is publicly traded on the OTC Bulletin Board under the symbol “AUSI.”

Our Board of Directors believes that increasing the per share trading price of our common stock would help the share price increase to a level which may make our common stock more attractive to a broader range of institutional and other investors, as the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Increasing the share price of our common stock is also necessary to meet minimum share price requirements for listing on a national stock market.  The Board of Directors believes it is in the best interests of its shareholders to list its common stock on a national securities exchange, such as The Nasdaq Stock Market, at some time in the future when it meets all of the applicable listing requirements, in order to enhance liquidity and increase the acceptability to investors.  For example, currently The Nasdaq Stock Market has a minimum share price requirement of $4.00 per share.  However, in this regard, the Company does not currently meet other listing requirements, and there are no assurances that the Company’s common stock would be eligible for listing even if a reverse stock split is effected.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock.  As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split, that the market price of our common stock will not decrease in the future, or that we will otherwise be able to comply with applicable listing requirements.  Moreover, some investors may view the reverse stock split negatively since it reduces the number of shares of common stock available in the public market.

Depending on the exact reverse stock split ratio chosen by our Board of Directors, the number of shares of common stock issued and outstanding would be reduced, and the number of shares of unreserved authorized common stock available for future issuance would be increased, as the Company is not asking the shareholders to authorize the reduction of the number of authorized shares of common stock as part of the reverse split proposal.  The table below shows the number of shares that would be (a) issued and outstanding, (b) unissued shares which are authorized and reserved for issuance (representing outstanding and available stock options and warrants), (c) unissued shares which are authorized but not reserved for issuance if Proposal No. 2 (increasing the number of authorized shares from 75,000,000 to 150,000,000) is not approved, and (d) unissued shares which are authorized but not reserved for issuance if Proposal No. 2 is approved, in each case after giving effect to the implementation of the reverse split at specified ratios from 1 for 2 to 1 for 10, based on the Company’s outstanding common stock on August 31, 2011, of 69,983,542 shares.  The exact number of shares would be determined by the number of outstanding shares on the date the reverse stock split was effected, and the exact reverse split ratio would be determined by the Board of Directors, in its sole discretion, at any ratio deemed advisable between 1 for 2and 1 for 10.

Shares of Aura Systems, Inc. Common Stock
Reverse Split Ratio	Shares Issued and Outstanding	Unissued Shares Authorized and Reserved for Issuance	75,000,000 Authorized Shares: Unissued Shares Authorized but Unreserved	150,000,000 Authorized Shares: Unissued Shares Authorized but Unreserved
One-For-Two (1:2)	34,991,771	16,186,497	23,821,732	98,821,732
One-For-Three (1:3)	23,327,847	10,790,998	40,881,155	115,881,155
One-For-Four (1:4)	17,495,886	8,093,249	49,410,865	124,410,865
One-For-Five (1:5)	13,996,708	6,474,599	54,528,693	129,528,693
One-For-Ten (1:10)	6,998,354	3,237,300	64,764,346	139,764,346

The Company has no present plans, proposals or arrangements to issue the additional authorized shares of its common stock at this time, other than (i) 5,133,334 shares and 5,133,334 shares covered by a warrant reserved for issuance in connection with a $3.5 million convertible note and associated fees, (ii) 25,431,494 shares reserved for issuance in connection with outstanding warrants, and (iii) 6,998,316 shares reserved for issuance under the 2006 Stock Option Plan.

The Board of Directors does not intend to seek shareholder approval of any future issuances of authorized common stock unless required by the laws of Delaware, the Company’s state of incorporation, our Bylaws, or listing requirements of any applicable exchange.

Required Vote for the Reverse Stock Split Proposal

The affirmative vote of a majority of the outstanding shares of common stock on the record date, voting in person or represented by proxy, is required for approval of the reverse stock split and the Reverse Stock Split Amendment.

Effects of the Reverse Stock Split Proposal

                     General

If the reverse stock split proposal is approved and implemented, the principal effect will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board of Directors.  Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, or the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act.  The reverse stock split will not affect the registration of our common stock under the Exchange Act or the continued quotation of our common stock on the OTC Bulletin Board.  Following the reverse stock split, we expect that our common stock will be listed for tradingon The Nasdaq Stock Market or other national securities exchange.  If for whatever reason the common stock is not listed for trading on The Nasdaq Stock Market or other national securities exchange, it will continue to be quoted on the OTC Bulletin Board under the symbol “AUSI.”

Proportionate voting rights and other rights of the holders of our common stock will not be affected by the reverse stock split, other than as a result of the treatment of fractional shares by rounding them up to the nearest whole share, as described below.  For example, a holder of 5% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the reverse stock split will generally continue to hold 5% of the voting power of the outstanding shares of our common stock after the reverse stock split.  The number of shareholders of record will not be affected by the reverse stock split.  If approved and implemented, the reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of our common stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.  Our Board of Directors believes, however, that these potential effects are outweighed by the benefits of the reverse stock split.

                     Effectiveness of Reverse Stock Split

The reverse stock split proposal, if approved by our shareholders, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.  If the Reverse Stock Split Amendment is not effective by September 30, 2012, the authority of the Board of Directors to effect the reverse stock split will expire.  However, the exact timing of the filing and effectiveness of the Reverse Stock Split Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders.  In addition, our Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the reverse stock split proposal if, at any time prior to filing the Reverse Stock Split Amendment, our Board of Directors, in its sole discretion, determines that it is not in our Company’s best interests and the best interests of our shareholders to proceed with the implementation of the reverse stock split proposal.

Effect on Authorized but Unissued Shares

As set forth above, the reverse stock split proposal will increase the number of authorized shares of common stock available for future issuance.  The Company has no present plans, proposals or arrangements to issue the additional authorized shares of its common stock at this time, other than (i) 5,133,334 shares and 5,133,334 shares covered by a warrant reserved for issuance in connection with a $3.5 million convertible note and associated fees, (ii) 25,431,494 shares reserved for issuance in connection with outstanding warrants, and (iii) 6,998,316 shares reserved for issuance under the 2006 Stock Option Plan.
The Board of Directors does not intend to seek shareholder approval of any future issuances of authorized common stock unless required by the laws of Delaware, the Company’s state of incorporation, our Bylaws, or listing requirements of any applicable exchange.

Potential Anti-Takeover Effect

Although the reverse stock split proposal is not intended to have any anti-takeover effect, the Company’s shareholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Company’s Board of Directors more difficult or time consuming, and that the availability of additional authorized and unissued shares might make it more difficult to remove management.  Although the Board of Directors currently has no intention of doing so, shares of common stock could be issued by the Board of Directors to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by applicable law with respect to a merger or other business combinations involving the Company.

Effect on Stock Options, Stock Option Plans and Warrants

If the reverse stock split proposal is effected the number of shares of common stock reserved for issuance under the Company’s 2006 Stock Option Plan will be reduced proportionately based upon the reverse split ratio selected by the Board of Directors.  In addition, the number of shares issuable upon exercise of outstanding options and warrants will be decreased proportionately and the exercise price for such options will be increased proportionately based upon the reverse split ratio selected by the Board of Directors.

                     Effect on Par Value

The reverse stock split will not affect the par value of our common stock, which will remain at $0.0001.

                     Reduction in Stated Capital

As a result of the reverse stock split, upon the Effective Time the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the reverse stock split.  Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of our common stock, will be credited with the amount by which the stated capital is reduced.  Our shareholders’ equity, in the aggregate, will remain substantially unchanged.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

                     Exchange of Stock Certificates

If the reverse stock split proposal is effected, shareholders holding certificated shares (i.e. shares represented by one or more physical stock certificates) will be required to exchange their existing certificates (“Old Certificate(s)”) for new certificate(s) representing the appropriate number of shares of our common stock resulting from the reverse stock split (“New Certificates”).  Shareholders of record upon the effective time of the reverse stock split proposal will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by our transfer agent.  Shareholders will not have to pay any transfer fee or other fee in connection with such exchange.  As soon as practicable after the effective time, our transfer agent will send a transmittal letter to each shareholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for New Certificate(s).

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW.  YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

As soon as practicable after the surrender to the transfer agent of any Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Certificate(s) had been issued a New Certificate registered in the name of such person.

Until surrendered as contemplated herein, a shareholder’s Old Certificate(s) shall be deemed at and after the Effective Time to represent the number of full shares of our common stock resulting from the reverse stock split.  Until shareholders have returned their properly completed and duly executed transmittal letter and surrendered their Old Certificate(s) for exchange, shareholders will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record following the reverse stock split.

Any shareholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to a New Certificate only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate, except that if any New Certificate is to be issued in a name other than that in which the Old Certificate(s) are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. Your broker or other nominee is considered, with respect to those shares, the shareholder of record. Shareholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

                     Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. In the event that the number of shares of post-split common stock for any shareholder includes a fraction, such fractional shares will be rounded up to the nearest whole share.  Ownership percentages are not expected to change meaningfully as a result of rounding up fractional shares that result from the exchange.  Similarly, no fractional shares will be issued on the exercise of outstanding options or rights, except as otherwise expressly specified in the documents governing such options or rights.

                     No Appraisal Rights

Under the Delaware Corporation Law, our shareholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this Proposal No. 3, and we will not independently provide our shareholders with any such rights.

New CUSIP Number

                     If the reverse stock split is implemented, a new CUSIP number will be issued for the new common stock and the CUSIP for the underlying common stock will be suspended.  Accordingly, your new stock certificates representing the post-reverse stock split shares will bear a new CUSIP number.

                     Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the pre-reverse stock split shares of common stock were, and the post-reverse stock split shares of common stock will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder.  Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the reverse stock split.  As used herein, the term United States holder means a shareholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

                 No gain or loss should be recognized by a shareholder upon such shareholder’s exchange of pre-reverse stock split shares of common stock for post-reverse stock split shares of common stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the shareholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The shareholder’s holding period for the post-reverse stock split shares will include the period during which the shareholder held the pre-reverse stock split shares surrendered in the reverse stock split.

                 Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Recommendation of the Board

Our Board of Directors recommends that you vote FOR the amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse split ratio of between 1 for 2 and 1 for 10, as will be selected by our Board of Directors prior to the time of filing such certificate of amendment with the Delaware Secretary of State.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE 2006 STOCK OPTION PLAN
TO INCLUDE THE NUMBER OF SHARES OF COMMON STOCK
INCLUDED THEREIN

In September 2006, our Board of Directors approved the Aura Systems, Inc. 2006 Stock Option Plan (the “Plan”).  The Plan was subsequently approved by our shareholders on March 17, 2009.  The Plan is intended to allow designated employees, executive officers, directors, consultants, advisors and other corporate and divisional officers of the Company (each a “Participant” and collectively the “Participants”) to receive options to purchase our common stock.  The Plan is administered by the Compensation Committee, which has the authority to, among other things, grant the options, determine the number of options to be granted, determine the time at which the options shall be granted, establish the terms and conditions upon which the options may be exercised and determine any conditions or restrictions which will apply to the options.  The exercise price of the shares of common stock subject to the options must be at least equal to the fair market value of the shares on the date of grant.  The exercise price of incentive stock options must be at least 110% of the fair market value of the shares on the date of grant if the option is awarded to a Participant who owns 10% of the total combined voting power of our stock.  The term of an option granted to a Participant may not be more than 10 years and Participants who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 may not exercise an option for a period of at least six months and one day from the date of grant.  A Participant may exercise an option only if he or she remains employed by the Company from the date of grant to the date of exercise.  Upon the termination of employment for any reason (with the exception of retirement, death or disability), all options that are exercisable by the Participant on the date of termination shall remain exercisable for a period of 90 days after the date of termination.  If a

Participant retires, dies or is disabled, all options that are exercisable by the Participant shall remain exercisable through the end of the term.  Unless the stock option agreement indicates otherwise, options granted under the Plan may be transferable only by will or the laws of descent and distribution.  Our Board of Directors may suspend, amend or terminate the Plan.  However, no amendment or modification of the Plan may be adopted without shareholder approval if such amendment or modification would materially increase the benefits accruing to the Participants or materially increase the number of securities which may be issued under the Plan or which would materially modify the requirements as to eligibility for participation in the Plan.  As adopted, the Plan indicates that the number of shares of common stock issued and issuable pursuant to the exercise of stock options granted under the Plan may not exceed the greater of 3,000,000 shares or 10% of the number of shares of our common stock from time to time outstanding.  On the record date we had a total of 69,983,542 shares of common stock outstanding, therefore the maximum number of shares that could be issued or issuable from the Plan on that date was 6,998,354 shares.  As of September 7, 2011, the closing price of a share of our common stock was $0.69.

The table below discloses information about the Plan as of February 28, 2011.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options warrants and rights (b)	Number of securities remaining available for future issuance under the equity compensation plan (excluding securities reflected in column (a) (c)

Equity Compensation Plan approved by shareholders(1)	6,606,500	$0.75	XXX

Equity Compensation Plan not approved by shareholders	12,825,000	$0.75	0
(1)
The 2006 Stock Option Plan is the only equity compensation plan we have that has been approved by shareholders. The 2006 Stock Option Plan authorizes the Company to grant stock options exercisable for up to an aggregate number of shares of common stock equal to the greater of (i) 3,000,000 shares of common stock, or (ii) 10% of the number of shares of common stock outstanding from time to time.  The numbers in this table are as of February 28, 2011.

We are asking our shareholders to approve an amendment to the Plan that would increase the number of shares of common stock issued and issuable pursuant to the exercise of stock options granted under the Plan so that the number will not exceed the greater of 10,000,000 shares or 15% of the number of shares of our common stock from time to time outstanding.  A copy of the amendment to the Plan is included as Appendix “C” to this proxy statement.  If the amendment is approved, the maximum number of shares issued or issuable under the Plan pursuant to the exercise of stock options will be increased from 6,983,542 shares to 10,497,531 shares.

As of the record date, we had authorized, but not issued, the following stock options to the Participants named in the table below.  The total number of option shares covered by the following grants exceed the number of shares currently reserved for issuance under the Plan.  As noted in Proposal No. 2, holders of these options have agreed that they will not exercise the options unless Proposal No. 2 is approved by our shareholders.

Name and Position	Number of Option Shares
Executive officers
Melvin Gagerman, CEO and Chairman of the Board	2,450,000
Dr. Arthur Schwartz, CTO	1,162,500
Mr. Yedidia Cohen, VP of Engineering	400,000
Dr. Donald Macleod President*	300,000
Subtotal Executive officers	4,312,500

Nonemployee Directors
Warren Breslow, Chairman the Audit Committee	1,650,000
Salvador Diaz Verson, Chairman of the Compensation Committee	562,500
Dr. Maurice Zeitlin, Chairman of the nomination Committee	862,500
James Simmons, nominee	200,000
Subtotal Nonemployee Directors	3,275,000

Harry Kurtzman, general consultant	5,150,000

* Dr. Macleod resigned his position on August 5, 2011.  At the time of his resignation, options covering a total of 300,000 shares of our common stock were vested.

As we indicated in our discussion relating to executive compensation, we have placed special emphasis on equity-based compensation, in the form of options and warrants, to preserve our cash for operations.  We believe that long-term equity based compensation awards are an effective incentive for senior management to increase the long-term value of our common stock and that these awards aid us in attracting and retaining senior management.  These awards provide management with a proprietary interest in our continued growth and performance and more closely align their interests with those of our shareholders.  In addition, because options may sometimes terminate when an executive leaves his or her employment, we believe that options are a useful incentive in promoting the retention of executives.

Required Vote for Approval of the Amendment to the 2006 Stock Option Plan

The affirmative vote of a majority of the outstanding shares of common stock on the record date, voting in person or represented by proxy, is required for approval of the amendment to the 2006 Stock Option Plan.

Recommendation of the Board

Our Board of Directors recommends that you vote FOR the Amendment to the 2006 Stock Option Plan.

PROPOSAL NO. 5

APPROVAL OF THE AURA SYSTEMS, INC.
DIRECTOR AND EXECUTIVE OFFICER STOCK OPTION PLAN

Description of the Plan

On September 14, 2011 our Board adopted the Aura Systems, Inc. Directors and Executive Officers Stock Option Plan (the “DEO Plan”).  A copy of the DEO Plan is attached to this Proxy Statement as Appendix “D”.

The purpose of the DEO Plan is to attract and retain the services of experienced and knowledgeable individuals to serve as our Directors and executive officers.  We currently have five Directors and three executive officers (two of whom are also Directors) eligible to participate in the DEO Plan.  The total number of shares of common stock subject to the DEO Plan is 15% of our shares of common stock outstanding.  As of the date the DEO Plan was adopted we had a total of 69,983,542 shares of common stock outstanding, therefore, assuming shareholder approval of Proposal No. 2 and this Proposal No. 5, there will be included in the DEO Plan 10,497,531 shares of common stock available for awards.  As of September 7, 2011, the closing price of a share of our common stock was $0.69.  The DEO Plan will be administered by the Board of Directors, or any Committee that may be authorized by the Board of Directors, so long as any such Committee is made up of Non-Employee Directors, as that term is defined in Rule 16(b)-3(b) of the Securities Exchange Act of 1934.  The grant of an option under the DEO Plan is discretionary.  The exercise price of an option must be the fair market value of the common stock on the date of grant.  The exercise price of incentive stock options, which may be issued only to executive officers, must be at least 110% of the fair market value of the shares on the date of grant if the option is awarded to an executive officer who owns 10% of the total combined voting power of our stock.  An option grant may be subject to vesting conditions.  Options may be exercised in cash, or with shares of our common stock already owned by the participant.  The term of an option granted pursuant to the DEO Plan may not be more than 5 years.

A participant in the DEO Plan may not exercise an option for a period of at least six months and one day from the date of grant.  A participant may exercise an option only if he continues to serve as a Director or remains employed by us from the date of grant to the date of exercise.  Upon termination as a Director or upon termination of employment (for any reason with the exception of retirement, death or disability), all options that are exercisable by the participant on the date of termination shall remain exercisable for a period of 90 days after the date of termination.  If a participant retires, dies or is disabled, all options that are exercisable by the participant shall remain exercisable through the longer of 90 days after the date of termination or the end of the term.  Unless the stock option agreement indicates otherwise, options granted under the DEO Plan may be transferable only by will or the laws of descent and distribution.

The Board may at any time terminate the DEO Plan or modify or amend the DEO Plan as it deems advisable.  The Board may not amend the provisions in the DEO Plan regarding the amount, pricing, and timing for grants more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

The issuance of awards is discretionary and, to date, there have been no awards from the DEO Plan that have been allocated to any individual.

Federal Income Tax Consequences

The following is a summary of the federal income tax consequences to us and to participants who receive options under the DEO Plan.

Option Grants.  Options granted under the DEO Plan to executive officers may be either “incentive stock options” which satisfy the requirements of Internal Revenue Code Section 422 or “non-qualified stock options” which are not intended to meet such requirements.  Directors who are not employees may receive only non-qualified stock options.  The federal income tax treatment for the two types of options differs as follows.

Incentive Options.  No taxable income is recognized by the executive officer at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes.  The executive officer will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions.  For federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying.  A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares.  If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the executive officer will recognize long-term capital gain in an amount equal to the excess of (a) the amount realized upon the sale or other disposition of the purchased shares over (b) the exercise price paid for the shares.  If there is a disqualifying disposition of the shares, then the excess of (y) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (z) the exercise price paid for the shares will be taxable as ordinary income to the executive officer.  Any additional gain recognized upon the disposition will be a capital gain.  If the executive officer makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the executive officer as a result of the disposition.  We will not be entitled to any income tax deduction if the executive officer makes a qualifying disposition of the shares.  The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the executive officer.

Non-Qualified Stock Options.  No taxable income is recognized by a participant upon the grant of a non-statutory option.  The participant will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the participant will be required to satisfy the tax withholding requirements applicable to such income.  We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised non-statutory option.  The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the participant.

Required Vote for Approval of the Aura Systems, Inc. Directors and Executive Officers Stock Option Plan

The affirmative vote of a majority of the outstanding shares of common stock on the record date, voting in person or represented by proxy, is required for approval of the adoption of the Aura Systems, Inc. Directors and Executive Officers Stock Option Plan.

Recommendation of the Board

Our Board of Directors recommends that you vote FOR the approval of the Aura Systems, Inc. Directors and Executive Officers Stock Option Plan.

MISCELLANEOUS

Shareholder Proposals

Shareholder proposals complying with the applicable rules under the Securities Exchange Act of 1934 intended to be presented at the 2012 Annual Meeting of Shareholders must be received at the offices of the Company by January 1 2012, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.  Such proposals should be directed to the attention of the Corporate Secretary, Aura Systems, Inc., 1310 E. Grand Avenue, El Segundo, CA 90245.  Securities and Exchange Commission rules provide that if the date of our 2011 Annual Meeting is advanced or delayed more than 30 days from the date of the 2011 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2012 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2012 Annual Meeting.  Upon determination by the Company that the date of the 2012 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2011 Annual Meeting, we will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by Securities and Exchange Commission rules.

Additional Information

A copy of our Annual Report on Form 10-K for the fiscal year ended February 28, 2011, which has been filed with the SEC pursuant to the Exchange Act, is being furnished to you along with this Proxy Statement  Additional copies of this Proxy Statement, Annual Report, as well as copies of any Quarterly Report on Form 10-Q or Current Reports on Form 8-K may be obtained without charge upon written request to the Corporate Secretary, Aura Systems, Inc., 1310 E. Grand Avenue, El Segundo, CA  90245,  or on the SEC’s Internet website at www.sec.gov.

Householding of Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple shareholders in your household. We will promptly provide a separate copy of either document to you if you contact us c/o Corporate Secretary, Aura Systems, Inc., 1310 E. Grand Avenue, El Segundo, CA 90245.  If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.

Other Matters

We know of no other matters to be submitted to the shareholders at the Annual Meeting.  If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment, subject to direction by the Board of Directors.

APPENDIX “A”

AUTHORIZED SHARES AMENDMENT

CERTIFICATE of AMENDMENT of
AMENDED AND RESTATED CERTIFICATE of INCORPORATION of
AURA SYSTEMS, INC.

Pursuant to §242 of the General Corporation Law of the State of Delaware

Aura Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

1.           Article Fourth is hereby amended as follows:

“Fourth: The total number of shares of stock which the Corporation is authorized to issue is One Hundred Fifty Million (150,000,000) shares of common stock with a par value of $0.0001 per share.”

The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this _____ day of October, 2011.

Melvin Gagerman
Authorized Officer

APPENDIX “B”

FORM OF REVERSE SPLIT AMENDMENT

CERTIFICATE of AMENDMENT of
AMENDED AND RESTATED CERTIFICATE of INCORPORATION of
AURA SYSTEMS, INC.

Pursuant to §242 of the General Corporation Law of the State of Delaware

Aura Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

1.           Article Fourth is hereby amended as follows:

Fourth: The total number of shares of stock which the Corporation is authorized to issue is ________________ Million (___0,000,000) shares of common stock with a par value of $0.0001 per share.  Each _____________ (___) shares of the Corporation’s common stock, par value $0.0001 per share, issued and outstanding as of 5:00 p.m. eastern time on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware shall be converted and reclassified into one (1) share of the Corporation’s common stock, par value $0.0001 per share.  Any fractional shares resulting from such conversion will be rounded up to the nearest whole number.

The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this _____ day of _____________, 201__.

Melvin Gagerman
Authorized Officer

APPENDIX “C”

AMENDMENT TO AURA SYSTEMS, INC. 2006 STOCK OPTION PLAN

AMENDMENT DATED OCTOBER ___, 2011 TO THE
AURA SYSTEMS, INC.
2006 STOCK OPTION PLAN

In accordance with paragraph 14 of that certain Aura Systems, Inc. 2006 Stock Option Plan (the “Plan”), the board of directors of Aura Systems, Inc. does hereby amend the Plan by modifying the following sentence of paragraph 4 which states:

Subject to the provisions of paragraph 11 hereof, the number of shares of Common Stock issued and issuable pursuant to the exercise of Stock Options granted hereunder shall not exceed the greater of Three Million (3,000,000) or 10% of the number of shares of the Common Stock of Aura from time to time outstanding.

to state as follows:

Subject to the provisions of paragraph 11 hereof, the number of shares of Common Stock issued and issuable pursuant to the exercise of Stock Options granted hereunder shall not exceed the greater of Ten Million (10,000,000) or 15% of the number of shares of the Common Stock of Aura from time to time outstanding.

In all other respects, the terms and conditions of the Plan shall remain the same.

WHEREFORE, this Amendment dated October ___, 2011 to the Aura Systems, Inc. 2006 Stock Option Plan has been executed in El Segundo, California on October ___, 2011.

DIRECTORS:

                                                                                                                 ______________________________
                 Melvin Gagerman

                                                                                                                 _______________________________
Arthur J. Schwartz, Ph.D.

_____________________________
James M. Simmons

_____________________________
Warren Breslow

Salvador Diaz-Verson, Jr.

APPENDIX “D”

AURA SYSTEMS, INC.
DIRECTORS AND EXECUTIVE OFFICERS STOCK OPTION PLAN

1.           Purpose

The purpose of the Aura Systems, Inc. Director and Executive Officer Stock Option Plan (the “Plan”) is to attract and retain the services of experienced and knowledgeable directors and executive officers of Aura Systems, Inc. (the “Corporation”) for the benefit of the Corporation and its stockholders and to provide additional incentive for such directors and executive officers to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock.

2.           Shares Subject to the Plan

The total number of shares of common stock (“Shares”) of the Corporation for which options may be granted under the Plan shall not exceed 15% of the Corporation’s issued and outstanding shares of common stock.  Subject to the foregoing, the total aggregate number of Shares reserved and available for grant and issuance pursuant to the Plan will be 10,497,473, and shall increase as the number of shares of common stock outstanding is increased.  Within the foregoing limitations, Shares for which options have been granted pursuant to the Plan but which options have lapsed or otherwise terminated shall become available for the grant of additional options.

3.           Administration of Plan

The Board of Directors of the Corporation shall administer the Plan.  The Board may delegate responsibility for administration of the Plan to a Board committee (the “Committee”) composed solely of two or more directors, each of whom is a “Non-Employee Director” as that term is defined in Rule 16b-3(b) promulgated by the Securities and Exchange Commission pursuant to its authority under the Securities Exchange Act of 1934 (the “Exchange Act”).  The Board or the Committee, as the case may be, shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.  References to the “Board” in this Plan shall be deemed to refer to either the Board or the Committee, whichever is appropriate in the context in which the word is used.

4.           Discretionary Option Grants

Pursuant to this Plan, the Board may grant in its discretion an option to any person who is elected or appointed a director or an executive officer of the Corporation.  An executive officer shall be defined in accordance with Rule 3b-7 of the Securities Exchange Act of 1934.  No director or executive officer shall have any claim or right to be granted an option under this Plan.  Having received an option under this Plan shall not give a director or an executive officer any right to receive any other grant or option under this Plan and the Board may determine that any or all director(s) or executive officer(s)

are not eligible to receive an option under this Plan for an indefinite period or for a specified year or years.

5.           Option Agreement

Each option granted under the Plan shall be evidenced by an option agreement (the “Agreement”) duly executed on behalf of the Corporation and by the director or executive officer to whom such option is granted, which Agreements may, but need not be, identical and which shall (a) comply with and be subject to the terms and conditions of the Plan and (b) provide that the director or executive officer agrees not to exercise an option granted from this Plan for a period of at least six months and one day from the date of grant.  Any Agreement may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.  No option shall be deemed granted within the meaning of the Plan and no purported grant of any option shall be effective, until such Agreement shall have been duly executed on behalf of the Corporation and the director to whom the option is to be granted.

6.           Option Exercise Price

The exercise price for an option granted pursuant to Section 4 of the Plan may not be less than fair market value, provided, however, that the exercise price must be at least 110% of the fair market value of the shares on the date of grant if the option is intended to compy with Section 422 of the Internal Revenue Code and is awarded to an executive officer who owns 10% of the total combined voting power of the Corporation’s common stock.  For purposes hereof, fair market value shall be the closing price of the Corporation’s common stock on the date of the option grant, as reported on the principal national securities exchange or quotation service on which the Shares are then listed for trading.

7.           Time and Manner of Exercise of Option

(a)           The Board shall set the vesting schedule for options granted pursuant to Section 4 of the Plan in its discretion.

(b)           To the extent that the right to exercise an option has vested and is in effect, the option may be exercised from time to time, by giving written notice, signed by the person or persons exercising the option, to the Corporation, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in shares of the common stock of the Corporation already owned by the person or persons exercising the option, valued at fair market value on the date of payment.  For purposes hereof, the fair market value of shares already owned by the person or persons exercising the option shall be the closing price of the shares on the exercise date as reported on the principal national securities exchange or the quotation service on which the Shares are then listed for trading.

(c)           Upon exercise of the option, delivery of a certificate for fully paid and non-assessable Shares shall be made at the principal office of the Corporation to the person or persons exercising the option as soon as practicable (but in no event more than 30 days) after the date of receipt of the notice of exercise by the Corporation, or at such time, place, and manner as may be agreed upon by the Corporation and the person or persons exercising the option.

8.           Term of Options

Each option shall expire no more than five years from the date of the granting thereof.  The options shall be subject to earlier termination as follows:

(a)           In the event of the death, retirement or disability of an option holder, the option granted to such person may be exercised, to the extent exercisable on the date of such person’s death, retirement or disability, on the later of (i) any date prior to the date on which the option expires by its terms or (ii) 90 days, by the person or the estate of such person, or by any person or persons who acquired the right to exercise such option by will or by the laws of descent and distribution.

(b)           In the event that an option holder ceases to be a director or executive officer of the Corporation, other than by reason of his or her death, retirement or disability, an option granted to such person may be exercised, to the extent exercisable on the date such person ceases to be a director or executive officer, within 90 days after the date such person ceases to be a director or executive officer (irrespective of the option expiration date) unless the Board or the Committee designates another date that is a later date.

9.           Merger, Consolidation, Sale of Assets, etc., Resulting in a Change in Control

(a)           In the event of a Change in Control (as hereinafter defined), notwithstanding the vesting provisions contained in the Agreement granting an option to a director or an executive officer pursuant to this Plan, such option shall become fully exercisable if, within one year of such Change in Control, such director or executive officer shall cease for any reason to be a member of the Board or an employee of the Corporation.  For purposes hereof, a Change in Control of the Corporation shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the common stock of the Corporation would be converted into cash, securities, or other property, other than a merger of the Corporation in which the holders of the common stock of the Corporation immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (ii) the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more that 50% of the Corporation’s outstanding common stock.

(b)           Any exercise of an option permitted pursuant to this Section 9 shall be made within 15 days of the director’s or the executive officer’s termination as a director or employee.

10.           Options Not Transferable

An option granted pursuant to the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the option holder, only by the option holder; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

11.           No Rights as Stockholder Until Exercise

Neither the recipient of an option under the Plan nor his successors in interest shall have any rights as a stockholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

12.           Adjustments Upon Changes in Capitalization or Merger

Subject to any required action by the stockholders of the Corporation, the number of shares of common stock covered by each outstanding option, and the number of shares of common stock which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of common stock covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.  Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

In the event of the proposed dissolution or liquidation of the Corporation, an outstanding option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  The Board may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Board and give each option holder the right to exercise an option as to all or any part of the stock covered by such option, including Shares as to which the option would not otherwise be exercisable.  In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, each option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume each option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the option holder to have the right to exercise such option as to all of the stock covered by such option, including Shares as to which such option would not otherwise be exercisable.  If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the option holder that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

13.           Restrictions on Issue of Shares

Notwithstanding anything in this Plan to the contrary, the Corporation may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

(a)           the Shares with respect to which an option has been exercised are at the time of the issue or transfer of such Shares effectively registered under applicable federal securities laws now in force or hereafter amended; or

(b)           counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal securities laws now in force or hereafter amended.

It is intended that all exercises of options shall be effective.  Accordingly, the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance or transfer from the Corporation’s treasury of Shares in respect of which any option may be exercised.

14.           Purchase for Investment

Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Corporation shall be under no obligation to issue or transfer any Shares covered by any option unless the person or persons who exercise such option, in whole or in part, shall give a written representation and undertaking to the Corporation, which is satisfactory in form and scope to counsel to the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the shares issued or transferred to him or her for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution for any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued or transferred without such registration a legend to this effect may be placed upon the certificates representing the Shares.

15.           Effective Date

The effective date (the “Effective Date”) of this Plan shall be the date on which the Plan is approved by the Board of Directors of the Corporation.

16.           Expenses of the Plan

All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation and none of such expenses shall be charged to any director.

17.           Termination and Amendment of Plan

Unless sooner terminated as herein provided, the Plan shall terminate ten years from the Effective Date.  The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable.  The Board shall not amend the provisions in the Plan regarding the amount, pricing, and timing for grants pursuant to this Plan more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.  Termination or any modification or amendment of the Plan shall not, without the consent of an option holder, affect his or her rights under an option previously granted to him or her.

AURA SYSTEMS, INC.
1310 E. Grand Avenue
El Segundo, California 90245

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Aura Systems, Inc. (the “Company”) hereby appoints Melvin Gagerman and Arthur J. Schwartz, and each of them, as the attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the Annual Meeting of Shareholders of the Company to be held on Thursday, October 27, 2011 at 10:30 a.m. Pacific Time at 1310 E. Grand Avenue, El Segundo, CA 90245, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated below.

PROPOSAL 1 – Election of Directors:  (CHECK ONE ONLY)

FOR all five nominees listed below.

WITHHOLD AUTHORITY to vote for all five nominees for director listed below.

 FOR all five nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s)
      whose name(s) is (are) lined through.

Nominees for election to the Board of Directors are MELVIN GAGERMAN, ARTHUR J. SCHWARTZ, JAMES MARVIN SIMMONS, WARREN BRESLOW and SALVADOR DIAZ-VERSON, JR.

PROPOSAL 2 – To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000.

 FOR                      AGAINST                          ABSTAIN

PROPOSAL 3 – To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of between 1 for 2 and 1 for 10, as determined by the Board of Directors, at any time prior to September 30, 2012.

 FOR                      AGAINST                          ABSTAIN

PROPOSAL 4 – To amend the Aura Systems, Inc. 2006 Stock Option Plan to increase the number of shares of common stock issuable thereunder.

 FOR                      AGAINST                          ABSTAIN

PROPOSAL 5 – To approve the Aura Systems, Inc. 2011 Director and Executive Officer Stock Option Plan.

 FOR                      AGAINST                          ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders(s).  If no direction is made, this proxy will be voted “FOR” the nominees of the Board of Directors in the election of directors and “FOR” proposals 2, 3, 4 and 5.  This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

Dated:                                                      , 2011

Shareholder Signature

Shareholder Signature

Note:  Please mark, date and sign this proxy card and return it in the enclosed envelope.  Please sign as your name appears hereon.  If shares are registered in more than one name, all owners should sign.  If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.